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                                EXHIBIT 10.33

                                  HPSC, INC.


               Agreement to Furnish Copies of Omitted Exhibits
            to Certain Agreements with HPSC Bravo Funding Corp.
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     HPSC, Inc. ("Registrant") is not filing as exhibits to its Annual Report on Form 10-K for its fiscal year ended December 31, 1994 copies of the following exhibits to the following agreements dated January 31, 1995 among Registrant, HPSC Bravo Funding Corp. and various other parties, which agreements are so filed as Exhibits 10.31 and 10.32, respectively, thereto: exhibits identified on page iv of the Purchase and Contribution Agreement;
and exhibits identified in the Credit Agreement.

     Registrant agrees to furnish to the Securities and Exchange Commission, upon request, copies of such omitted exhibits.


                                                   HPSC, INC.
                                                   (Registrant)



Dated: March 27, 1995                              By: /s/ John W. Everets
                                                      --------------------
                                                      John W. Everets
                                                      Chairman of the Board
                                                      Chief Executive Officer